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                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): September 17, 2001

                                    ALMOST FAMILY, INC.
                   (Exact Name of registrant as specified in its charter)

        Delaware                       1-9848                06-1153720
(State or other Jurisdiction    (Commission File No.)       (IRS Employer
   of  Incorporation)                                    Identification No.)

       100 Mallard Creek Road
        Louisville, Kentucky                             40207
(Address of principal executive offices)              (Zip Code)

                                 (502) 899-5355
                  (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

On September 17, 2001, the Registrant issued the press release attached hereto to announce the Registrant's decision to retain its visiting nurse operations, a change in its fiscal year, and the date of the Registrant's annual meeting of shareholders.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The Registrant's press release issued September 17, 2001, is attached hereto as
Exhibit 1.

ITEM 8.  CHANGE IN FISCAL YEAR.

On September 14, 2001, the Registrant's Board of Directors approved a change in the Registrant's fiscal year end from March 31 to December 31, 2001. The Registrant will report its operating results for the nine-month transition period ended December 31, 2001, on Form 10-K.

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                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                          ALMOST FAMILY, INC.
                                          (Registrant)

                                          By:/s/ C. Steven Guenthner
                                          C. Steven Guenthner
                                          Senior Vice President and
                                          Chief Financial Officer